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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                December 10, 2002

                            Critical Home Care, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        000-31249                                       88-0331369
(Commission File Number)                     (IRS Employer Identification No.)

762 Summa Avenue, Westbury, New York                                    11590
(Address of Principal Executive Offices)                              (Zip Code)

                                 (516) 997-1200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 8. Change in Fiscal Year.

         On December 10, 2002, the Registrant changed its fiscal year from a fiscal year ending on December 31 to a fiscal year ending on September 30. An Annual Report on Form 10-KSB for the year ended September 30, 2002 will be filed to cover the transition period. The Registrant will now file Quarterly Reports on Form 10-QSB for the quarters ending December 31st, March 31st and June 30th of each year.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CRITICAL HOME CARE, INC.
                                            (Registrant)

Date: December 10, 2002                     By: /s/ David Bensol
                                                ----------------------------
                                                    David Bensol, President